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                                                                    EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 25, 2005 relating to the consolidated financial statements of WebSideStory, Inc., which appears in the Company's Annual Report on Form 10-K for the year ended December 31, 2004.

/s/PricewaterhouseCoopers LLP

San Diego, California
May 6, 2005